SUB-ITEM 77D

         The MFS Emerging Opportunities Fund, a series of MFS Series Trust IX, changed it's status from a non-diversified fund to a diversified fund, as described in the prospectus contained in Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and Exchange Commission via EDGAR on August 28, 2002. Such description is herein incorporated by reference.

         The MFS Emerging Opportunities Fund, a series of MFS Series Trust IX, added disclosure regarding active and frequent trading, as described in the prospectus contained in Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and
Exchange Commission via EDGAR on August 28, 2002. Such description is incorporated herein by reference.

         The MFS Emerging Opportunities Fund, a series of MFS Series Trust IX, added disclosure regarding issuer concentration, as described in the prospectus contained in Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and Exchange Commission via EDGAR on August 28, 2002. Such description is incorporated herein by reference.

         The MFS Emerging Opportunities Fund, a series of MFS Series Trust IX, changed the percentage of net assets that the Series may invest in Short Sales from not exceeding 40% to 15%, as described in the Statement of Additional Information contained in Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and
Exchange Commission via EDGAR on August 28, 2002. Such description is incorporated herein by reference.

         The MFS Municipal Limited Maturity Fund, a series of MFS Series Trust IX, added disclosure regarding speculative securities, as described in the prospectus contained in Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and
Exchange Commission via EDGAR on August 28, 2002. Such description is incorporated herein by reference.

          The MFS Large Cap Value Fund, MFS Research Bond Fund, MFS Municipal Limited Maturity Fund, MFS Bond Fund, and MFS Limited Maturity Fund, each a series of MFS Series Trust IX, changed the percentage of net assets that such Series invests in order to meet its investment objective, as described in each prospectus contained in Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and
Exchange Commission via EDGAR on August 28, 2002. Such description is incorporated herein by reference.